SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                                               File No. 0-10772
/X/   Filed by the Registrant

/ /   Filed by a Party other than the Registrant

Check the appropriate box:
/ /   Preliminary Proxy Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/X/   Definitive Proxy Statement

/ /   Definitive Additional Materials

/ /   Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                                ESSEX CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
/X/   No fee required
/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)    Title of each class of securities to which transaction applies:       N/A

2)    Aggregate number of securities to which transaction applies:          N/A

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is
      calculated and state how it was determined):             N/A

4)    Proposed maximum aggregate value of transaction:                      N/A

5)    Total fee paid:                                                       N/A

/ /   Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)    Amount previously paid:                                         N/A

      2)    Form, Schedule or Registration No.:                             N/A

      3)    Filing party:                                                   N/A

      4)    Date filed:                                                     N/A

                                ESSEX CORPORATION





Fellow Stockholder:

         You are cordially invited to attend our Annual Meeting of Stockholders of Essex Corporation to be held at the main Essex office, 9150 Guilford Road, Columbia, Maryland on Monday, November 9, 1998 at 10:00 a.m.

         As discussed in this Proxy Statement, the matters to be acted on at the Annual Meeting are: the election of directors; the ratification of the Company's 1998 stock option plan; and the ratification of the appointment of independent auditors. Additionally, there will be a presentation reviewing the Company's performance in 1997 and 1998 and prospects for 1999. There will also be an opportunity for Stockholders to present questions to management and to a representative of the Company's independent auditors. Discussions of the Company's business at past annual meetings have generally been interesting and useful. We hope you will be able to attend.

         The Company's Annual Report on Form 10-KSB/A No. 1 for the year ended December 28, 1997, including the financial statements, is enclosed. Such report and financial statements are not a part of this Proxy Statement.

         Whether or not you plan to attend, we hope that your shares of stock will be represented and voted at the Annual Meeting. You can accomplish this by completing, signing, dating and promptly returning your proxy in the enclosed envelope. PLEASE MARK YOUR PROXY CARD CAREFULLY.

         YOUR STOCK WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS YOU HAVE GIVEN IN YOUR PROXY. IF YOU ARE A STOCKHOLDER OF RECORD AND ARE PRESENT AT THE ANNUAL MEETING, YOU MAY WITHDRAW YOUR BALLOT IN PERSON AND YOU MAY CAST YOUR BALLOT AT THAT TIME IF YOU SO DESIRE.


                                     Respectfully  yours,


                                     Harry Letaw, Jr.
                                     CHAIRMAN & CHIEF EXECUTIVE OFFICER


Columbia, Maryland
October 12, 1998

                                ESSEX CORPORATION
                               9150 Guilford Road
                          Columbia, Maryland 21046-1891

                      ------------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                      ------------------------------------


         Notice is hereby given that the Annual Meeting of Stockholders of Essex Corporation (the "Company"), a Virginia corporation, will be held at 10:00 a.m., Monday, November 9, 1998, and thereafter as it may from time-to-time be adjourned, at the Company's Corporate office, 9150 Guilford Road, Columbia, Maryland, for the following purposes:

1. To elect seven (7) directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2. To approve the adoption of the Essex Corporation 1998 Stock Option and Appreciation Rights Plan;

3.       To ratify the appointment of independent auditors; and

4.       To transact such other business as may  properly come before the Annual
         Meeting.

         Your attention is directed to the accompanying Proxy Statement for further information with respect to the matters to be acted upon at the Annual Meeting.

         The Board of Directors fixed the close of business on September 21, 1998, as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books will not be closed.

         The approximate date on which the Proxy Statement and form of Proxy was first sent or given to shareholders is October 12, 1998.

         Please indicate your vote, date and sign the enclosed proxy card and promptly return it in the enclosed addressed envelope, which requires no postage if mailed in the United States. The prompt return of proxies will assure a quorum and reduce solicitation expenses. If you are a stockholder of record and are personally present at the Annual Meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   KIMBERLY J. DECHELLO
                                   SECRETARY
Columbia, Maryland
October 12, 1998

                                ESSEX CORPORATION
                               9150 Guilford Road
                          Columbia, Maryland 21046-1891

                      ------------------------------------


               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD NOVEMBER 9, 1998

                      ------------------------------------


         The enclosed proxy is furnished to the holders of common stock, $0.10 par value (the "Common Stock") of Essex Corporation (the "Company") and is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on November 9, 1998 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which the Notice of Annual Meeting, Proxy Statement and proxy card are first sent or given to Stockholders is October 12, 1998.

         The shares represented by all properly executed proxies will be voted at the Annual Meeting in accordance with instructions thereon. If no instructions are indicated, the proxy will be voted FOR the nominees for director listed on the proxy and also listed under the caption "Proposal 1" herein; FOR approval of the 1998 Stock Option Plan; and FOR ratification of appointment of independent auditors. The Company's Board of Directors has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the Stockholders vote in favor of each of the proposals. All valid proxies obtained will be voted at the discretion of the Board of Directors with respect to any other business that may come before the Annual Meeting.

         The Board of Directors has fixed the close of business on September 21, 1998 as the record date (the "Record Date") for the determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof, notwithstanding any subsequent transfers of stock. The stock transfer books will not be closed.

         As of the Record Date, there were outstanding 4,397,861 shares of the Common Stock. Only holders of shares of Common Stock of record as of the close of business on the Record Date will be entitled to vote at the Annual Meeting, such holders being entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of at least one-third of the shares of Common Stock outstanding as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. The nominees to be selected as directors named in Proposal 1 must receive a plurality of the eligible votes cast at the Annual Meeting with respect to Proposal 1. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matter. Abstentions and broker non-votes will be counted only for the purpose of determining the existence of a quorum.
                                        1

         Proxies may be revoked before they are voted at the Annual Meeting by giving written notice of revocation to the Secretary, by submission of a proxy bearing a later date, or by attending the Annual Meeting in person and voting by ballot.

         The cost of preparing and mailing this Proxy Statement and the accompanying proxy card will be borne by the Company and the Company will pay the cost of soliciting proxies. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or in person. The Company will also reimburse brokers, nominees and other fiduciaries for their expenses in forwarding solicitation materials to the beneficial owners of Common Stock and soliciting them to execute proxies.

         Any document referenced in this Proxy Statement is available without charge to any stockholder of record upon request. All requests shall be made either in writing, and directed to the Company at its main office address, 9150 Guilford Road, Columbia, MD 21046-1891, or orally and directed to the Secretary at 301-939-7000.

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

         The voting securities of the Company which were outstanding on the record date consisted of 4,397,861 shares of Common Stock with a par value of ten cents ($0.10) per share. Each share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting.

         The following table and accompanying notes set forth as of September 21, 1998, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person or group who beneficially own more than 5% of the Common Stock, (ii) each of the directors of the Company, (iii) each of the officers of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group.

                                        Amount and Nature   Percentage of Outstanding
       Name and Address                  of Beneficial        Shares of Common Stock
      OF BENEFICIAL OWNER*                OWNERSHIP (1)          BENEFICIALLY OWNED

  Harry Letaw, Jr. (2)                       994,809                   21.08
  Terry M. Turpin (3)                        321,193                    7.23
  Leonard E. Moodispaw (4)                   145,150                    3.24
  Frank E. Manning (5)                       129,275                    2.92
  Joseph R. Kurry, Jr. (6)                    79,309                    1.79
  Matthew S. Bechta (7)                       75,698                    1.71
  Harold P. Hanson (8)                        69,344                    1.57
  Robert W. Hicks (9)                         59,200                    1.34
  Craig H. Price (10)                         44,842                    1.01
  Ray M. Keeler (11)                          33,250                      **

  All Directors and Executive Officers
  as a Group (12 persons) (12)             1,978,696                   39.01

------------------------------------


     * All beneficial owners are directors and/or officers of the Company and can be reached c/o Essex Corporation, 9150 Guilford Road, Columbia, MD 21046-1891.

     **           Less than 1%

     (1) The shares listed above include options and rights to acquire shares within sixty (60) days and shares held of record by the Essex Corporation Retirement Trust as to which shares the respective participant has disposition and voting rights. The percentage ownership is computed based upon the number of shares which would be outstanding if such options and rights were exercised.

     (2) Dr. Harry Letaw, Jr. is Chairman of the Board and Chief Executive Officer of the Company. Of the 994,809 shares beneficially shown as owned by Dr. Letaw, 321,250 shares represent presently exercisable rights to acquire Common Stock through stock options and warrants.

     (3) Terry  M.  Turpin  is a  Director,  Senior  Vice  President  and  Chief
         Technical Officer of the Company. Of the shares shown as beneficially owned, 42,500 represent presently exercisable rights to acquire common stock through stock options and warrants.


                                        3




     (4) Leonard E. Moodispaw is President, Chief Operating Officer and a Director of the Company. Of the shares shown as beneficially owned, 88,000 represent presently exercisable rights to acquire common stock through stock options.

     (5) Frank E. Manning is the record and beneficial owner of approximately 2.92% of the outstanding shares of the Company (129,275 shares), including presently exercisable options to purchase 31,500 shares. Mr. Manning is the Chairman Emeritus and a Director of the Company. Does not include 40,000 shares of the Company's Common Stock owned of record and beneficially by Mrs. Eva L. Manning, wife of Mr. Frank E. Manning. Also does not include 157,500 shares beneficially owned by six separate family trusts of which Mrs. Manning is the sole trustee and over which trusts she has exclusive voting and dispositive power.

     (6) Joseph R. Kurry, Jr. is Senior Vice President, Treasurer and Chief Financial Officer of the Company. Of the shares shown as beneficially owned, 42,950 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (7) Matthew S. Bechta is Vice President of the Company. Of the shares shown as beneficially owned, 36,500 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (8) Harold P. Hanson is a Director of the Company. Of the shares shown as beneficially owned, 20,500 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (9) Robert W. Hicks is a Director of the Company. Of the shares shown as beneficially owned, 19,000 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (10)Craig H. Price is Vice President of the Company. Of the shares shown as beneficially owned, 30,500 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (11)Ray M. Keeler is a Director of the Company. Of the shares shown as beneficially owned, 18,250 represent presently exercisable rights to acquire common stock through stock options and warrants.

     (12)Of the shares shown as beneficially owned, 674,000 represent presently exercisable rights to acquire common stock through stock options and warrants.


------------------------------------

                      THE BOARD OF DIRECTORS AND COMMITTEES

         The Company's directors generally meet quarterly. Additionally, the By-Laws provide for special meetings and, as also permitted by Virginia law, Board action may be taken without a meeting upon unanimous written consent of all directors. Board members not employed by the Company receive a maximum of $1,500 for each Board or Board Committee Meeting attended. In 1997 the Board held seven meetings; the entire membership of the Board was present at all but two meetings where one director was absent. Outside directors received compensation for two of seven meetings attended.

         The Board of Directors has three standing Committees: the Audit Committee, the Ethics Committee and the Compensation Committee. The Audit Committee, established by resolution of the Board, is vested with the following duties and powers: (1) to recommend to the Board the independent public accountants to audit the books and records of the Company; (2) to review the recommendations of the independent public accountants with respect to accounting methods and internal controls, and to advise the Board with respect thereto; (3) to examine the scope and extent of the audit conducted by the independent public accountants and to advise the Board with respect thereto; and (4) such other functions and responsibilities as may be assigned by the Board. Mr. A. William Perkins and Mr. Robert W. Hicks were members of the Audit Committee and attended all three meetings of the Committee held in 1997. Ray M. Keeler replaced Mr. Perkins upon his retirement in 1998. The Audit Committee met and reviewed all interim statements and reports prior to issuance to shareholders and filing with the Securities and Exchange Commission. In addition, Directors Hicks and Keeler have made frequent visits during 1998 to meet with Company management and operating personnel to assess and monitor operations and report such status to the Board.

         The Board of Directors has an established Ethics Committee. Its purpose is to advise Essex management of means of ensuring that Essex adheres to the highest ethical standards in its operations. A. William Perkins and Harold Hanson served on the Ethics Committee in 1997. Ray M. Keeler replaced Mr. Perkins upon his retirement in 1998.

         The Compensation Committee recommends to the Board of Directors compensation, including incentive compensation, for principal executives of the Company. Membership is comprised of outside directors and consisted of Samuel Hopkins until his retirement and Ray M. Keeler during 1997. Frank E. Manning was appointed to the Committee in November 1997. The Committee was consulted on several matters; however, all issues concerning compensation were discussed by the Board as a whole.

         The following table sets forth the aggregate cash compensation paid for services rendered to the Company during the last three fiscal years by the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers who served as such at the end of the last fiscal year and whose total compensation exceeds $100,000.

                                            SUMMARY COMPENSATION TABLE


                                                                                        LONG-TERM COMPENSATION
                                             ANNUAL COMPENSATION                               AWARDS
---------------------------------------------------------------------------------------------------------------------------------

                                                                                 Other                    Securities
                                                                                Annual                    Underlying
         Name and                                                            Compensation                Options/SARs
    Principal Position         Year      Salary($)(1)       Bonus ($)           ($)(2)                       (#)
---------------------------------------------------------------------------------------------------------------------------------
Harry Letaw, Jr.               1997         135,200             0                  0                          0
Chairman and CEO               1996         135,200          35,000                0                          0
                               1995         113,920          10,000                0                          0



Terry M. Turpin                1997         122,720             0                3,682                      35,000
Senior Vice President          1996         115,120          15,000              3,465                       8,000
and Director                   1995         102,848           7,500              3,095                       8,000



Joseph R. Kurry, Jr.           1997         114,400             0                3,432                      30,000
Treasurer, Senior Vice         1996         114,400          25,000              3,439                      23,500
President and CFO              1995         106,400           7,500              3,198                       5,000


Craig H. Price                 1997         102,960             0                3,089                      29,000
Vice President                 1996         102,960          15,000              3,094                       8,500
                               1995          95,760           5,000              2,878                       5,000


Matthew S. Bechta              1997         102,960             0                3,089                      25,500
Vice President                 1996         102,960          15,000              3,089                       8,500
                               1995          95,760           5,000              2,876                       8,500


------------------------------------


(1) Includes amounts deferred at the election of the named executive officer pursuant to Section 401(k) of the Internal Revenue Code ("401(k)").

(2) Represents matching 401(k) contributions made on behalf of the respective named executive officer pursuant to the Company's Retirement Plan and Trust. Excludes other perquisites and benefits not exceeding the lesser of $50,000 or 10% of the named executive officer's total annual salary and bonus.


DEFINED CONTRIBUTION RETIREMENT PLAN

     The Company has a qualified defined contribution retirement plan, the Essex Corporation Retirement Plan and Trust, which includes a 401(k) salary reduction feature for its employees. The Plan calls for a discretionary contribution as determined by the Board of Directors, and an employer matching contribution of up to 3% of eligible employee compensation under the salary reduction feature. Discretionary contributions are determined annually by the Board of Directors. No discretionary contribution was made by the Company to the Retirement Plan for 1997. The total authorized contribution under the matching contribution feature of the Plan was approximately $122,500 in 1997. All employee contributions are 100% vested at all times and Company contributions vest based on length of service. Vested contributions are distributable and benefits are payable only upon death, disability, retirement or break in service. Participants may request that their accrued benefits under the Section 401(k) portion of the Plan be allocated among various investment options established by the Plan administrator.

     The Company contributions under the Retirement Plan for the persons referred to in the Summary Compensation Table are included in that Table.

EMPLOYEE INCENTIVE PERFORMANCE AWARD PLAN

     The Company has an Employee Incentive Performance Award Plan under which bonuses are distributed to employees. All employees are eligible to receive such awards under flexible criteria designed to compensate for superior division and individual performance during each fiscal year. Awards are generally recommended annually by management and approved by the Board of Directors. Such awards may be constrained by overall Company performances. There were no awards in 1997 to persons employed in the continuing operations of the Company. The incentive awards under the Performance Award Plan for the persons referred to in the Summary Compensation Table are included in that Table.

EMPLOYMENT AGREEMENTS

     Since 1988, the Company has had an Agreement of Employment with Harry Letaw, Jr., Chairman of the Board and Chief Executive Officer. Dr. Letaw's annual compensation was originally established at $120,000 but was reduced, at his recommendation, to the annual amounts shown in the Summary Compensation Table. Dr. Letaw's annual compensation was increased to $135,200 effective October 2, 1995. The term of this Agreement is extended on a month-to-month basis by mutual agreement.

     The Company has an Agreement of Employment with Frank E. Manning, Chairman Emeritus and Member of the Essex Board of Directors, whereby Mr. Manning is a part-time employee of the Company with duties to provide advice and counsel to the management of Essex. The Agreement may be terminated by either party with 60 days advance notice. Mr. Manning also receives reimbursement of medical costs not covered by Medicare. Mr. Manning received compensation of $5,800 in fiscal year 1997 for his services as an employee of the Company and medical reimbursement of $1,431 in 1997.

     The above agreements restrict the individuals' rights to compete with the Company and prohibit misappropriation of proprietary rights of the Company, both during and after the term of employment.

OPTIONS TO PURCHASE SECURITIES

     The Company has a 1996 Stock Option and Appreciation Rights Plan (the "1996 Plan"). The 1996 Plan as presently in effect provides for the grant of tax qualified Incentive Stock Options ("ISOs") and options that are not tax qualified ("NSOs") and Stock Appreciation Rights ("SARs") which rights may be related to, but not necessarily be granted in tandem with, options granted under the 1996 Plan. Persons eligible to receive awards of options and SARs under the 1996 Plan include officers, directors, key employees and other persons who provide valuable services to the Company. SARs entitle the holder to cash or Company Common Stock measured by the increase in market value of the Company's Common Stock from the date of grant to the date of exercise. The exercise price of an ISO under the 1996 Plan may not be less than the fair market value of the Company stock on the date of grant; the exercise price of NSOs and the appreciation base price of SARs are determined at the discretion of the Board of Directors except that the SAR appreciation base price may not be less than 50% of the fair market value of a share of Common Stock on the grant date with respect to awards to persons who are officers or directors of the Company. The 1996 Plan reserves 300,000 shares of the Company's Common Stock for issuance. There are options for 260,700 shares outstanding at prices ranging from $1.00 - $3.00, including options for 112,000 shares held by officers or directors (options for 160,125 shares are exercisable, including exercisable options held by officers and directors of 63,400). As of August 31, 1998, there remain 39,300 shares available for future grants of options or SARs.

     The Company had an Option and Stock Appreciation Rights Plan ("OSAR Plan ") which expired on January 31, 1997 with no shares available for future grants. As of August 31, 1998, options for 657,250 shares of the Company's Common Stock remain outstanding under this Plan. Of this amount, options for 599,820 shares are exercisable at prices ranging from $2.50 - $3.08 including options held by officers and directors to purchase 545,000 shares (of which options for 504,400 shares are exercisable).

     The following Table shows for the fiscal year ended December 28, 1997 for the persons named in the Summary Compensation Table, information with respect to options to purchase Common Stock granted during 1997 under the OSAR Plan and the 1996 Plan. No options granted under the stock plans were exercised by the persons listed below in 1997.



                                   STOCK OPTIONS GRANTS TABLE
                             FOR FISCAL YEAR ENDED DECEMBER 28, 1997


                          Number of
                          Securities
                          Underlying    % Of Total Options/
                           Options        SARs Granted to      Exercise or
                           Granted         Employees in         Base Price      Expiration
        NAME                (#)(1)          Fiscal Year           ($/Sh)           Date
================================================================================================


Harry Letaw, Jr.             ---                ---                ---             ---


Terry M. Turpin             20,000              5.1                3.00          01/30/07
                            15,000              3.8                1.00          11/16/07



Joseph R. Kurry, Jr.        22,000              5.6                3.00          01/30/07
                             8,000              2.0                1.00          11/16/07



Craig H. Price              21,500              5.4                3.00          01/30/07
                             7,500              1.9                1.00          11/16/07



Matthew S. Bechta           18,000              4.6                3.00          01/30/07
                             7,500              1.9                1.00          11/16/07



------------------------------------



(1)  Such options became exercisable beginning June 30, 1997.


 The following Table shows for the fiscal year ended December 28, 1997 for the persons named in the Summary Compensation Table, information with respect to option/SAR exercises and fiscal year-end values for unexercised options/SARs.




            AGGREGATED OPTION/SAR EXERCISES AND FY-END OPTION/SAR VALUES TABLE
                         FOR FISCAL YEAR ENDED DECEMBER 28, 1997



                                                         Number of
                                                        Securities           Value of
                                                        Underlying          Unexercised
                                                        Unexercised        In-the-Money
                                                      Options/SARs at    Options/SARs at
                                                         FY-End (#)          FY-End($)
                            Shares        Value
                         Acquired on    Realized       Exercisable/        Exercisable/
        NAME            Exercise (#)      ($)         Unexercisable      Unexercisable
===============================================================================================

Harry Letaw, Jr.             ---           ---           290,000/0             0/0

Terry M. Turpin              ---           ---         21,400/29,600           0/0

Joseph R. Kurry, Jr.         ---           ---         22,100/36,400           0/0

Craig H. Price               ---           ---         15,900/26,600           0/0

Matthew S. Bechta            ---           ---         17,170/25,330           0/0




-----------------------------------------------------------------------


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         At the Annual Meeting, seven (7) directors of the Company will be elected, each to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Each of the nominees named below has consented to serve if elected. In case any of the nominees is not a candidate for director at the Annual Meeting, an event which management does not anticipate, it is intended that the enclosed proxy will be voted for substitute nominee, if any, designated by the Board of Directors and nominated by a person named in the proxy, unless the authority to vote for the management nominee(s) is withheld in the proxy.



                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                APPROVAL OF THE ELECTION OF EACH OF THE NOMINEES
                                  FOR DIRECTOR.

DIRECTORS AND EXECUTIVE OFFICERS

     HARRY LETAW, JR., age 72, was elected a Director of the Company in June 1988. He is Chairman of the Board and Chief Executive Officer. Dr. Letaw is President and founder of Intellinet Corporation, a motor control system manufacturer, based in Maryland. He previously served in senior management and marketing positions with Raytheon, Martin Marietta and Bunker Ramo. Dr. Letaw performed military service during World War II, received a Bachelor of Science degree in Chemistry in 1949, a Master of Science degree in Chemistry in 1951 and a Doctor of Philosophy degree in Physical Chemistry in 1952, all from the University of Florida. He was Research Assistant Professor of Electrical Engineering at the University of Illinois, 1952 to 1955. Dr. Letaw devotes his full business time to the business of the Company and his affiliations with other corporations do not involve any substantial expenditures of time nor do these positions involve any real or potential conflicts of interest.

     LEONARD E. MOODISPAW, age 55, President, Chief Operating Officer and Director of the Company, rejoined Essex in 1998. Mr. Moodispaw was an employee and consultant with Essex during 1988 to 1993. From 1988 to 1993, he was President of the former Essex subsidiary, System Engineering and Development Corporation (SEDC), and later served as Essex Chief Administrative Officer. Mr. Moodispaw was Secretary of the Company and has currently been Corporate Counsel. From April 1994 to April 1998, Mr. Moodispaw was President of ManTech Advanced Systems International, Inc. (MASI), a subsidiary of ManTech International Corporation. Mr. Moodispaw will continue his relationship with ManTech as a member of its Advisory Board and will serve as a consultant to MASI and to MASI UK Limited where he serves on the board of its joint venture with Vosper-Thornycroft. Early in his career, Mr. Moodispaw was engaged in a private practice of law, and from 1965 to 1978 was a senior manager in the National
Security Agency (NSA). He is the Founder of the Security Affairs Support Association (SASA) that brings government and industry together to solve problems of mutual interest. Mr. Moodispaw's affiliations with other corporations and associations do not involve any real or potential conflicts of interest.

     TERRY M. TURPIN, age 55, was elected a Director of the Company in January 1997. He is Senior Vice President and Chief Technical Officer for the Company. He joined Essex through merger with SEDC where he was Vice President and Chief Scientist from September 1984 through June 1989. From December 1983 to September 1984 he was an independent consultant. From 1963 through December 1983, Mr. Turpin was employed by NSA. He was Chief of the Advanced Processing Technologies Division for ten years. He holds patents for optical computers and adaptive optical components. Mr. Turpin represented NSA on the Tri-Service Optical Processing Committee organized by the Under Secretary of Defense for Research and Engineering. He received a Bachelor of Science degree in Electrical Engineering from the University of Akron in 1966 and a Master of Science degree in Electrical Engineering from Catholic University in Washington, D.C. in 1970.

     JOSEPH R. KURRY, JR., age 48, joined Essex Corporation in March 1985. He is Treasurer, Chief Financial Officer and Senior Vice President. Mr. Kurry was controller of ManTech International Corporation from December 1979 to March 1985. Mr. Kurry received a Bachelor of Science degree in Business Administration in 1972 from Georgetown University, in Washington, D.C. and is a Certified Public Accountant.

     MATTHEW S. BECHTA, age 45, was elected Vice President in October 1993. As Director of Programs, Mr. Bechta is responsible for technical operations and business development for Optoelectronics and Signal Processing. Mr. Bechta joined Essex in 1989 with the merger of Essex and SEDC. As one of the founders of SEDC, he served in various technical and management capacities since incorporation in 1980. From 1975-1980, Mr. Bechta was employed by NSA as a systems engineer. Mr. Bechta holds a Bachelor of Science degree in Electrical Engineering from Spring Garden College, Pennsylvania and a Master of Science degree in Computer Science from the Johns Hopkins University.

     CRAIG H. PRICE, age 49, was elected Vice President in October, 1993. Dr. Price, Director of Engineering, is now responsible for Essex satellite support activities. Dr. Price joined Essex in 1989 as a result of the merger of Essex and SEDC. Dr. Price had joined SEDC in 1985, with varied assignments in engineering, analysis and advanced technologies. Previously, he served in numerous technical and project positions in the U.S. Air Force during the period 1974 - 1985, and he was awarded the Distinguished Service Medal. Dr. Price holds a Bachelor of Science degree in Electrical Engineering from Kansas State University, a Master of Science degree in Electrical Engineering from Purdue University and a Doctor of Philosophy degree in Electrical Engineering, from Stanford University.

     GERALD J. DAVIEAU, age 42, joined Essex as a result of the merger of Essex with SEDC, which he joined in 1987, and was elected Vice President in November 1997. As technical director of satellite systems engineering operations, Mr. Davieau is responsible for design and analysis of wireless satellite applications. He is listed on more than 20 Motorola patent disclosures from work on Iridium and Celestri satellite programs. Mr. Davieau was employed by SPACECOM in Gaithersburg, Maryland, 1982-1987. He served in the U.S. Army, 1978 - 1982. Mr. Davieau holds a Bachelor of Science degree in Electrical Engineering from Lehigh University and a Master of Science degree in Electrical Engineering from the University of Maryland.

     KIMBERLY J. DECHELLO, age 37, joined Essex in May 1987 and has served in various administrative and management capacities. She was appointed Chief Administrative Officer in November 1997 and Corporate Secretary in January 1998. Ms. DeChello is responsible for administration, human resources, investor relations and industrial insurance. Ms. DeChello holds an Associate of Arts degree in Accounting and a Bachelor of Science degree in Criminal Justice/Criminology from the University of Maryland. She is currently a Master of Science Degree Candidate at the University of Maryland.

     FRANK E. MANNING, age 79, Chairman Emeritus, is the founder of the Company. Mr. Manning has served as a Director of the Company since its organization in 1969. Mr. Manning received a Bachelor of Science degree in Economics from Franklin and Marshall College in 1942, and a Masters of Letters degree in Industrial Relations from the University of Pittsburgh in 1946.

     HAROLD P. HANSON, age 76, formerly executive director of the Committee on Science, Space and Technology of the U.S. House of Representatives from 1980-1982 and 1984-1990, was elected a Director of the Company in June 1990. Dr. Hanson is now adjunct professor of physics, University of Florida, Gainesville and the editor and publisher of DELOS, a non-profit journal of translation. He is a member of the Essex Scientific Advisory Board, and a Fellow of the American Physical Society and a National Science Foundation Franklin medalist. Dr. Hanson was previously provost of Wayne State University and Boston University. He was an executive vice president, vice president for academic affairs, dean of the Graduate School and professor of physics of the University of Florida, Gainesville. He was also chairman of the Department of Physics and director, Center for Structural Studies, University of Texas, Austin. A naval officer during World War II, Dr. Hanson served as research physicist at the Naval Ordnance Laboratory and was later a Fulbright research fellow in 1961-1962. Dr. Hanson earned graduate degrees at the University of Wisconsin.

     ROBERT W. HICKS, age 61, was elected a Director of the Company in August 1988. He has been an independent consultant since 1986. During this period he was engaged for three and one-half years by the State of Maryland Deposit Insurance Fund Corporation, Receiver of several savings and loan associations, first as an Agent and then as a Special Representative (both court-approved positions). He was a principal officer and stockholder in Asset Management & Recovery, Inc., a consulting firm which primarily provided services, directly and as a subcontractor, to the Resolution Trust Corporation and law firms engaged by the Resolution Trust Corporation. Mr. Hicks is also a Director and the Corporate Secretary of the Kirby Lithographic Company, Inc.

     RAY M. KEELER, age 67, was elected a Director of the Company in July 1989. Since 1986, he has been an independent consultant to both industry and government organizations in areas related to national and tactical intelligence programs. Mr. Keeler served on the Board of Directors of SEDC from December 1987 through April 1989. From 1988 to November 1995, he was President of CRYTEC, Inc., a service company providing management, business development and technical support to companies involved in classified cryptologic projects. Since December 1995, he has been a consultant to companies involved in national technical intelligence programs. From 1982 to 1986, Mr. Keeler was Director of Program and Budget for the NSA. He received a Bachelor of Arts degree from the University of Wisconsin-Madison in 1957.

               PROPOSAL 2 -- RATIFICATION OF THE ESSEX CORPORATION
                 1998 STOCK OPTION AND APPRECIATION RIGHTS PLAN


     The Board of Directors established the Essex Corporation 1998 Stock Option and Appreciation Rights Plan (the "1998 Plan"), which plan provides for the issuance of incentive options, non-qualified options and stock appreciation rights. Pursuant to the resolution, the Board of Directors has declared it to be advisable and in the best interests of the Company and its Stockholders that the Company adopt such plan and has directed that the 1998 Plan, as set forth herein, be submitted to the Stockholders of the Company for ratification at the Annual Meeting. Stockholder ratification means that Incentive Options awarded in accordance with the 1998 Plan will receive favorable treatment, as noted below, under Section 422 of the Internal Revenue Code of 1986.

     The following summary of the material provisions of the 1998 Plan set forth herein is not intended to be complete and is qualified in its entirety by reference to the 1998 Plan, a copy of which is attached hereto as Exhibit A to this Proxy Statement.

GENERAL

     The purpose of the 1998 Plan is to induce officers, directors, employees and consultants of the Company (or any of its subsidiaries) who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer such persons incentives and rewards in recognition of their contributions to the Company's progress and to encourage such persons to continue to promote the best interests of the Company. The 1998 Plan provides for the grant to officers, directors, employees and consultants of stock options which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986 (the "Code"), as well as options which do not so qualify ("Non-Qualified Options"). In addition, stock appreciation rights ("SARs") may be granted in conjunction with the grant of Incentive Options and Non-Qualified Options.

     The 1998 Plan provides for the granting of Incentive Options, Non-Qualified Options and SARs with respect to, in the aggregate, up to 300,000 shares of Common Stock (which number is subject to adjustment in the event of stock dividends, stock splits, and other similar events). To the extent that an Incentive Option or Non-Qualified Option is not exercised within the period of exercisability specified therein, it will expire as to the then unexercised portion. If any Incentive Option, Non-Qualified Option or SAR terminates prior to exercise thereof and during the duration of the 1998 Plan, the shares of Common Stock as to which such option or right was not exercised will become available under the 1998 Plan for the grant of additional options or rights to any eligible officer, director, employee and consultant. The shares of Common Stock subject to the 1998 Plan may be made available from either authorized but unissued shares, treasury shares, or both. The 1998 Plan became effective upon adoption by the Board of Directors, subject to its approval by the affirmative vote of the holders of a majority of the company's outstanding voting stock entitled to vote thereon. In the event that the 1998 Plan is not approved by the Stockholders, the 1998 Plan shall remain in force; however, all options granted thereunder shall automatically be deemed to be Non-Qualified Options.

     As of the date hereof: (a) there have been no options or rights granted under the 1998 Plan, and (b) an aggregate of 57 persons are eligible to participate in the 1998 Plan including 53 employees (including 12 executive officers and directors) of the Company entitled to receive Incentive Options under the 1998 Plan and 4 persons (all directors) who may receive Non- Qualified Options under the 1998 Plan. Consultants engaged by the Company from time to time are also expected to be eligible to receive Non-Qualified Options under the 1998 Plan.

ADMINISTRATION

     The 1998 Plan will be administered by: (a) the Board of Directors or (b) in the discretion of the Board of Directors, by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee" director as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b- 3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Board of Directors or the Committee generally has the authority to determine the individuals to whom and the date on which options and rights are to be granted, the number of shares of stock to be subject to each option and right, the exercise price of shares of stock subject to options and rights, the terms of any vesting or forfeiture schedule and the other terms and provisions of each option and right.

SECTION 16(B) COMPLIANCE

     It is intended that transactions pursuant to the 1998 Plan will satisfy the conditions of Rule 16b-3, as amended, promulgated under Section 16 of the Exchange Act. Section 16(b) of the Exchange Act provides that any so-called "short swing profits," that is, a profit realized by an officer, director, or owner of 10 percent or more of the outstanding securities on a purchase and a sale of stock within a six-month period, are recoverable by the issuer of the securities. Although the application of Section 16(b) (and the rules promulgated thereunder) is complex, Rule 16b-3 generally mitigates the impact of Section 16(b) by providing an exemption from the liability provisions for transactions which satisfy the conditions of Rule 16b-3.

ELIGIBILITY AND EXTENT OF PARTICIPATION

     Incentive Options may be granted pursuant to the 1998 Plan only to employees of the Company (or any subsidiary). Non-Qualified Options and SARs may be granted pursuant to the 1998 Plan to officers, directors, employees or consultants of the Company or any subsidiary.

     There is no minimum number of shares of Common Stock with respect to which an option or right may be granted. However, if the aggregate fair market value of shares with respect to which Incentive Options are exercisable for the first time by any employee during any calendar year (under all stock option plans of the Company) exceeds $100,000, such excess options shall be treated as Non-Qualified Options. For the purpose of the foregoing limitation, the fair market value of shares subject to an Incentive Option is to be determined as of the time the option is granted.

     The Board of Directors or the Committee may require, as a condition of granting any option or right, that the optionee enter into a stock option agreement which shall require, among other things, the agreement by the employee with the Company that the employee not sell or otherwise dispose of shares acquired pursuant to the exercise of an Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of transfer of the Common Stock, absent the written approval, consent or waiver of the Board of Directors or Committee.

PURCHASE PRICE AND EXERCISE OF OPTIONS

     The price at which shares of Common Stock covered by an option may be purchased shall be determined by the Board of Directors or the Committee; however, the purchase price of shares of Common Stock issuable upon exercise of an Incentive Option must not be less than 100 percent of the fair market value of such shares on the date the Incentive Option is granted. Any cash proceeds received by the Company from the exercise of the options will be used for general corporate purposes.

EXPIRATION AND TRANSFER OF OPTIONS

     The Board of Directors or the Committee has the sole discretion to fix the period within which any Incentive or Non-Qualified Option may be exercised. Any Incentive Option granted under the 1998 Plan to a 10 percent or less stockholder and any Non-Qualified Option shall be exercised during a period not more than ten years from the date of grant and any Incentive Option granted to a greater than 10 percent stockholder shall be exercised within five years from the date of grant. No Incentive Options may be granted under the 1998 Plan more than ten years after the date of adoption of the 1998 Plan.

     Options granted under the 1998 Plan are not transferable except upon death. Incentive options generally may be exercised only while the option holder is employed by the Company, or in some cases, within three months of termination of employment. In the event of disability of an option holder, incentive options may be exercised to the extent of the accrued right to purchase the option within one year of termination of employment due to disability. In the event of death of an option holder, incentive options may be exercised prior to expiration of the option within three years after the date of death, whichever period of time is shorter. In the event of retirement of an optionholder, options may be exercised at any time within the remaining term of such option.

     Upon a reorganization, merger or consolidation of the Company as a result of which the outstanding Common Stock is changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company, the 1998 Plan will terminate and all outstanding options previously granted thereunder shall terminate, unless provision is made in connection with such transaction for the continuance of the 1998 Plan or for the assumption of options therefore granted. If the 1998 Plan and unexercised options are to terminate pursuant to such transaction, persons owning any unexercised portions of options then outstanding will have the right, prior to the consummation of the transaction, to exercise the unexercised portions of their options, including the portions thereof which would, but for such transaction, not yet be exercisable.

FEDERAL INCOME TAX CONSIDERATIONS

     In case of Incentive Options, no taxable gain will be realized by an option holder upon grant or exercise of the option, and the Company will not be entitled to a tax deduction at the time any such option is granted or exercised. However, the excess of the fair market value of any stock received over the option price will constitute an adjustment in computing alternative minimum taxable income at the time of the transfer of stock pursuant to the exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture.

     The treatment for federal income tax purposes of Non-Qualified Options depends on whether the option has a readily ascertainable fair market value at the time it is granted. Because the Non-Qualified Options are not actively traded on an established market and because it is likely that the Non-Qualified Options will be nontransferable by the optionee or will not be immediately exercisable, it is expected that the Non-Qualified Options will not have a readily ascertainable fair market value. If a Non-Qualified Option does not have a readily ascertainable fair market value at the time of the grant, there is no taxable event at grant; rather, the excess of (i) the fair market value of the Common Stock on the date it is acquired pursuant to exercise of the option over
(ii) the exercise price, plus the amount, if any, paid for the option must be included in the optionee's gross income at the time of the receipt of stock pursuant to exercise of the option, or if later, at the earlier of the time that the stock is transferable or is not subject to a substantial risk of forfeiture. If stock received pursuant to the exercise of a Non-Qualified Option is not taxable at receipt because the stock is nontransferable and subject to a substantial risk of forfeiture, the optionee may nevertheless elect to include such amount in gross income when the stock is received pursuant to exercise of the option.

     Under Section 280G of the Code, certain persons who receive compensation payments in connection with a change in control of a company may be subject to a 20 percent excise tax and the issuer may lose its tax deduction with respect to such payments. These rules may apply to options and rights granted under the 1998 Plan. The determination of the application of these rules will depend upon a number of factual matters not determinable at this time. It should be realized, however, that these rules may affect the ability of the Company to secure a tax deduction on the exercise of certain Non-Qualified Options granted under the 1998 Plan.

     The tax consequences summarized above may change in the event of amendment to the Code or the regulations adopted thereunder.

EXERCISE OF OPTIONS; SARS

     Generally, an option will be exercised by the tender in cash of the total exercise price for the shares of stock which the option is being exercised. The Board of Directors or the Committee may, however permit an optionee to pay all or a portion of the exercise price by delivering to the Company shares of Common Stock having an aggregate fair market value at least equal to such total exercise price. An option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes (a "cashless exercise") provided all documentation and procedures are approved in advance by the Board or the Committee. The Company has the authority under the 1998 Plan to assist any employee of the Company with the payment of the purchase price of the Common Stock by lending the amount of the purchase price to the employee, on terms, including rate of interest and security for the loan, as the Board of Directors shall authorize.

     The Board of Directors or the Committee may, in its discretion, at any time prior to the exercise of any option, grant in connection with such option the right to surrender part or all of such option to the extent the option is exercisable, and receive an amount (payable in cash, shares of the Company's Common Stock or combination thereof as determined by the Board of Directors or the Committee) equal to the difference between the then fair market value of the shares issuable upon the exercise of the option (or portions thereof
surrendered)   and  the  exercise  price  of  the  option  or  portion   thereof
surrendered.

AMENDMENTS TO THE 1998 PLAN

     The Board of Directors may at any time terminate the 1998 Plan or make such arrangements thereto as it deems advisable and in the best interests of the Company, without action on the part of the Company's stockholders, unless such approval is required pursuant to Section 422 of the Code or other federal or state law. Such amendments may include, without limitation, changes in the number of shares reserved for issuance under the plan, the class or classes of individuals eligible to participate therein and the manner of administration and duration of the plan.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE ESSEX CORPORATION 1998 STOCK OPTION AND APPRECIATION RIGHTS PLAN. UNLESS MARKED TO THE CONTRARY, SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF PROPOSAL 2.


                PROPOSAL 3 -- RATIFICATION OF THE APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has, upon recommendation of the Audit Committee, selected Stegman & Company as independent auditors of the Company for the fiscal year ending December 27, 1998, and has further directed that the selection of such auditors be submitted for ratification by the stockholders at the Annual Meeting. Effective June 22, 1998, Stegman & Company replaced Arthur Andersen LLP as the Company's principal accountants. Arthur Andersen LLP had been the Company's auditors since 1992.

     The Company had no disagreement with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, internal controls, or auditing scope or procedure, in connection with the audits of the 1995 or 1996 fiscal years or subsequent to December 29, 1996 through June 22, 1998, the date of dismissal. The Company's financial statements for each of the 1995 and 1996 fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principles.

     The decision to change accountants was recommended unanimously by the Audit Committee of the Company's Board of Directors.

     Stegman & Company representatives will be present at the Annual Meeting to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS AND, UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF SUCH RATIFICATION.


                                  OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other matter requiring a vote of the Stockholders is properly brought before the Annual Meeting, it is the intention of the persons appointed as proxies to vote with respect to any such matter in accordance with their best judgment.

     It is important that proxies be returned promptly. Stockholders, whether or not they expect to attend the Annual Meeting in person, are urged to complete, sign and return the accompanying proxy in the enclosed envelope which requires no postage if mailed in the United States.


                STOCKHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Any proposal which a Stockholder wishes to have presented at the next Annual Meeting of Stockholders, expected to be held during September 1999, must be received at the office of the Company at 9150 Guilford Road, Columbia, Maryland 21046-1891 no later than March 31, 1999. In order for a Stockholder proposal submitted outside Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposals must be received by the Company no later than August 28, 1999.


                     ANNUAL REPORT AND FINANCIAL STATEMENTS

     A copy of the Company's Annual Report on Form 10-KSB/A No. 1 for the year ended December 28, 1997 accompanies this Proxy Statement. Additional copies of this report may be obtained by written request to the Secretary at the address indicated below. Such report is not part of the proxy solicitation materials.

                               REFERENCE DOCUMENTS

     UPON RECEIPT OF A WRITTEN REQUEST, THE COMPANY WILL FURNISH TO ANY STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB/A No. 1 FOR THE YEAR ENDED DECEMBER 28, 1997 AND THE EXHIBITS THERETO REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO THE SECRETARY, ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046-1891. THE FORM 10-KSB/A No. 1 IS NOT PART OF THE PROXY SOLICITATION MATERIALS.


                      BY ORDER OF THE BOARD OF DIRECTORS




                      KIMBERLY J. DECHELLO
                      SECRETARY

                                    EXHIBIT A

                                ESSEX CORPORATION
                 1998 STOCK OPTION AND APPRECIATION RIGHTS PLAN

                                    ARTICLE I
                            ESTABLISHMENT AND PURPOSE

         Section 1.1. Essex Corporation (the "Company"), a Virginia corporation, hereby establishes a stock option and appreciation rights plan to be named the Essex Corporation 1998 Stock Option and Appreciation Rights Plan (the "1998 Plan").

         Section 1.2. The purpose of this 1998 Plan is to induce persons who are officers, directors, employees and consultants of the Company or any of its subsidiaries who are in a position to contribute materially to the Company's prosperity to remain with the Company, to offer said persons incentives and rewards in recognition of their contributions to the Company's progress, and to encourage said persons to continue to promote the best interests of the Company. This 1998 Plan provides for the grant of options to purchase shares of common stock of the Company, par value $.10 per share (the "Common Stock") which qualify as incentive stock options ("Incentive Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to persons who are employees, as well as options which do not so qualify ("Non-Qualified Options") to be issued to persons or consultants, including those who are not employees. This 1998 Plan also provides for grants of stock appreciation rights ("SARs") in connection with the grant of options under this 1998 Plan. Incentive Options and Non-Qualified Options may be collectively referred to hereinafter as the "Options" as the context may require.

         Section 1.3. All options and other rights previously granted by the Company under any other plan previously adopted by the Company shall continue to be governed by such plan. All Options granted hereunder on or after the date that this 1998 Plan has been approved and adopted by the Company's board of directors (the "Board of Directors") shall be governed by the terms and conditions of this 1998 Plan unless the terms of such Option specifically indicate that it is not to be so governed.

                                   ARTICLE II
                                 ADMINISTRATION

         Section 2.1. All determinations under this 1998 Plan concerning the selection of persons eligible to receive awards under this 1998 Plan and with respect to the timing, pricing and amount of an award under this 1998 Plan shall be made by the administrator (the "Administrator") of this 1998 Plan. The Administrator shall be either: (a) the Board of Directors or (b) in the discretion of the Board of Directors by a committee (the "Committee") of the Board of Directors of two or more members of the Board of Directors, each of whom is a "Non-Employee director" as such term is defined by Rule 16b-3 (as such rule may be amended from time to time, "Rule 16b-3") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In such case, a majority of the total number of members of the Committee shall be necessary to constitute a quorum; and (i) the affirmative act of a majority of the members present at any meeting at which a quorum is present, or (ii) the approval in writing by a majority of the members of the Committee shall be necessary to constitute action by the Committee.

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this 1998 Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of this 1998 Plan or action by the Administrator fails to so comply, it shall be deemed to be null and void, to the extent permitted by law and deemed advisable by the Administrator.

         Section 2.2. The provisions of this 1998 Plan relating to Incentive Options are intended to comply in every respect with Section 422 of the Code ("Section 422") and the regulations promulgated thereunder. In the event that any future statute or regulation shall modify Section 422, this 1998 Plan shall be deemed to incorporate by reference such modification. Any stock option agreement relating to the grant of any Incentive Option pursuant to this 1998 Plan, which option is outstanding and unexercised at the time that any modifying statute or regulation becomes effective, shall also be deemed to incorporate by reference such modification, and no notice of such modification need be given to the Optionee (as hereinafter defined). Any stock option agreement relating to an Incentive Option shall provide that the Optionee (as hereinafter defined) hold the stock received upon exercise of such Incentive Option for a minimum of two years from the date of grant of the Incentive Option and one year from the date of exercise of such Incentive Option, absent the written approval, consent or waiver of the Administrator.

         Section 2.3. If any provision of this 1998 Plan is determined to disqualify the shares of Common Stock purchasable upon exercise of an Incentive Option granted under this 1998 Plan from the special tax treatment provided by
Section 422, such provision shall be deemed to incorporate by reference the modification required to qualify such shares of Common Stock for said tax treatment.

         Section 2.4. The Company shall grant Options under this 1998 Plan in accordance with determinations made by the Administrator pursuant to the provisions of this 1998 Plan. All Options granted pursuant to this 1998 Plan shall be clearly identified as Incentive Options or Non-Qualified Options. The Administrator may from time to time adopt (and thereafter amend or rescind) such rules and regulations for carrying out this 1998 Plan and take such action in the administration of this 1998 Plan, not inconsistent with the provisions hereof, as it shall deem proper. The Board of Directors or, subject to the supervision of the Board of Directors, the Committee, as the Administrator, shall have plenary discretion, subject to the express provisions of this 1998 Plan, to determine which officers, directors, employees and consultants shall be granted Options, the number of shares subject to each Option, the time or times when an Option may be exercised (whether in whole or in installments), whether Rights under Section 7.6 hereof shall be granted, the terms and provisions of the respective option agreements (which need not be identical), including such terms and provisions which may be amended from time to time as shall be required, in the judgment of the Administrator, to conform to any change in any law or regulation applicable hereto, and to make all other determinations deemed necessary or advisable for the administration of this 1998 Plan. The interpretation and construction of any provision of this 1998 Plan by the Administrator (unless otherwise determined by the Board of Directors) shall be final, conclusive and binding upon all persons.

         Section 2.5. No member of the Administrator shall be liable for any action or determination made in good faith with respect to administration of this 1998 Plan or the Options granted hereunder. A member of the Administrator shall be indemnified by the Company, pursuant to the Company's bylaws, for any expenses, judgments or other costs incurred as a result of a lawsuit filed against such member claiming any rights or remedies arising out of such member's participation in the administration of this 1998 Plan.

                                   ARTICLE III
                      TOTAL NUMBER OF SHARES TO BE OPTIONED

         Section 3.1. There shall be reserved for issuance or transfer upon exercise of Options to be granted from time to time under this 1998 Plan an aggregate of 300,000 shares of Common Stock of the Company (subject to adjustment as provided in Article VIII hereof). The shares issued upon exercise of any Options granted under this 1998 Plan may be shares of Common Stock previously issued and reacquired by the Company at any time or authorized but unissued shares of Common Stock, as the Board of Directors from time to time may determine.

         Section 3.2. In the event that any Options outstanding under this 1998 Plan for any reason expire or are terminated without having been exercised in full or shares of Common Stock subject to Options are surrendered in whole or in part pursuant to Rights granted under Section 7.6 hereof (except to the extent that shares of Common Stock are issued as payment to the holder of the Option upon such surrender) the unpurchased shares of Common Stock subject to such Option and any such surrendered shares of Common Stock may again be available for transfer under this 1998 Plan.

         Section 3.3. No Options shall be granted pursuant to this 1998 Plan to any Optionee after the tenth anniversary of the date that this 1998 Plan is adopted by the Board of Directors.

                                   ARTICLE IV
                                   ELIGIBILITY

         Section 4.1. Non-Qualified Options may be granted pursuant to this 1998 Plan to officers, directors, employees and consultants of the Company (or any of its subsidiaries) selected by the Administrator, and Incentive Options may be granted pursuant to this 1998 Plan only to employees (including officers and directors who are also employees) of the Company (or any of its subsidiaries) selected by the Administrator. Persons granted Options pursuant to this 1998 Plan are referred to herein as "Optionees." For purposes of determining who is an employee with respect to eligibility for Incentive Options, Section 422 shall govern. The Administrator may determine (in its sole discretion) that any person who would otherwise be eligible to be granted Options shall, nonetheless, be ineligible to receive any award under this 1998 Plan.

         Section 4.2. The Administrator will (in its discretion) determine the persons to be granted Options, the time or times at which Options shall be granted, the number of shares of Common Stock subject to each Option, the terms of a vesting or forfeiture schedule, if any, the type of Option issued, the period during which such Options may be exercised, the manner in which Options may be exercised and all other terms and conditions of the Options; PROVIDED, HOWEVER, no Option will be granted which has terms or conditions inconsistent with those stated in Articles V and VI hereof. Relevant factors in making such determinations may include the value of the services rendered by the respective Optionee, his or her present and potential contributions to the Company, and such other factors which are deemed relevant in accomplishing the purpose of this 1998 Plan.

                                    ARTICLE V
                         TERMS AND CONDITIONS OF OPTIONS

         Section 5.1. Each Option granted under this 1998 Plan shall be evidenced by a stock option certificate and agreement (the "Stock Option Certificate and Agreement") in a form consistent with this 1998 Plan, provided that the following terms and conditions shall apply:

         (a) The price at which each share of Common Stock covered by an Option may be purchased shall be set forth in the Stock Option Certificate and Agreement and shall be determined by the Administrator, provided that the option price for any Incentive Option shall not be less than the "fair market value" of the shares of Common Stock at the time of grant determined in accordance with
Section 5.1(b) below. Notwithstanding the foregoing, if an Incentive Option to purchase shares of Common Stock is granted pursuant to this 1998 Plan to an Optionee who, on the date of the grant, directly or indirectly owns more than ten percent (10%) of the voting power of all classes of capital stock of the Company (or its parent or subsidiary), not including the shares of Common Stock obtainable upon exercise of the Option, the minimum exercise price of such Option shall be not less than one hundred ten percent (110%) of the "fair market value" of the shares of Common Stock on the date of grant determined in accordance with Section 5.1(b) below.

         (b) The "fair market value" shall be determined by the Administrator, which determination shall be binding upon the Company and its officers, directors, employees and consultants. The determination of the fair market value shall be based upon the following: (i) if the shares of Common Stock are not listed and traded upon a recognized securities exchange and there is no report of stock prices with respect to the shares of Common Stock published by a recognized stock quotation service, on the basis of the recent purchases and sales of the shares of Common Stock in arms-length transactions; or (ii) if the shares of Common Stock are not then listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, and there are reports of stock prices by a recognized quotation service, upon the basis of the last reported sale or transaction price of such stock on the date of grant as reported by a recognized quotation service, or, if there is no last reported sale or transaction price on that day, then upon the basis of the mean of the last reported closing bid and closing asked prices for such stock on that day or on the date nearest preceding that day; or (iii) if the shares of Common Stock shall then be listed and traded upon a recognized securities exchange or quoted on the NASDAQ Stock Market, upon the basis of the last reported sale or transaction price at which shares of Common Stock were traded on such recognized securities exchange on the date of grant or, if the shares of Common Stock were not traded on such date, upon the basis of the last reported sale or transaction price on the date nearest preceding that date. The Administrator shall also consider such other factors relating to the fair market value of the shares of Common Stock as it shall deem appropriate.

         (c) For the purpose of determining whether an Optionee owns more than ten percent (10%) of the voting power of all classes of stock of the Company, an Optionee is considered to own those shares which are owned directly or indirectly through brothers and sisters (including half-blooded siblings), spouse, ancestors and lineal descendants; and proportionately as a shareholder of a corporation, a partner of a partnership, and/or a beneficiary of a trust or an estate that owns shares of the Company.

         (d) Notwithstanding any other provision of this 1998 Plan, in accordance with the provisions of Section 422(d) of the Code, to the extent that the aggregate fair market value (determined at the time the Option is granted) of the shares of Common Stock of the Company with respect to which Incentive Options (without reference to this provision) are exercisable for the first time by any individual in any calendar year under any and all stock option plans of the Company, its subsidiary corporations and its parent (if any) exceeds $100,000, such Options shall be treated as Non-Qualified Options.

         (e) An Optionee may, in the Administrator's discretion, be granted more than one Incentive Option or Non-Qualified Option during the duration of this 1998 Plan, and may be issued a combination of Non-Qualified Options and Incentive Options; PROVIDED, HOWEVER, that non-employees are not eligible to receive Incentive Options.

         (f) The duration of any Option and any Right related thereto shall be within the sole discretion of the Administrator; PROVIDED, HOWEVER, that any Incentive Option granted to a ten percent (10%) or less stockholder or any Non-Qualified Option shall, by its terms, be exercised within ten years after the date the Option is granted and any Incentive Option granted to a greater than ten percent (10%) stockholder shall, by its terms, be exercised within five years after the date the Option is granted.

         (g) An Option and any Right related thereto shall not be transferable by the Optionee other than by will, or by the laws of descent and distribution. An Option may be exercised during the Optionee's lifetime only by the Optionee.

         (h) The Administrator may impose such other or further conditions on any transaction under the 1998 Plan, including without limitation, the grant or award of any Option or the exercise or other disposition thereof, as it, in its discretion, may deem necessary or advisable in order to exempt the transaction from Section 16(b) of the Exchange Act, including without limitation thereto, the approval or ratification of the transaction by shareholders or a six-month restriction on disposition of the Option or the Common Stock issuable upon exercise thereof.

                                   ARTICLE VI
                        EMPLOYMENT OR SERVICE OF OPTIONEE

         Section 6.1. If the employment or service of an Optionee is terminated for cause, the option rights of such Optionee, both accrued and future, under any then outstanding Non-Qualified or Incentive Option shall terminate immediately. "Cause" shall mean incompetence in the performance of duties, disloyalty, dishonesty, theft, embezzlement, unauthorized disclosure of patents, processes or trade secrets of the Company, individually or as an employee, partner, associate, officer or director of any organization. The determination of the existence and the proof of "cause" shall be made by the Administrator and, subject to the review of any determination made by the Administrator, such determination shall be binding on the Optionee and the Company.

         Section 6.2. If the employment or service of the Optionee is terminated by either the Optionee or the Company for any reason other than for cause, death, retirement or for disability, as defined in Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within three months after the date of such termination, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.3. In the case of an Optionee who becomes disabled, as defined by Section 22(e)(3) of the Code, the option rights of such Optionee under any then outstanding Incentive Option shall, subject to the provisions of
Section 5.1(h) hereof, be exercisable by such Optionee at any time prior to the expiration of the Option or within one year after the date of termination of employment or service due to disability, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of such termination.

         Section 6.4. In the event of the death of an Optionee, the option rights of such Optionee under any then outstanding Incentive Option shall be exercisable by the person or persons to whom these rights pass by will or by the laws of descent and distribution, at any time prior to the expiration of the Option or within three years after the date of death, whichever period of time is shorter, but only to the extent of the accrued right to exercise the Option at the date of death. If a person or estate acquires the right to exercise an Incentive Option by bequest or inheritance, the Administrator may require reasonable evidence as to the ownership of such Option, and may require such consents and releases of taxing authorities as the Administrator may deem advisable.

         Section 6.5. If an Optionee to whom an Option has been granted under this 1998 Plan retires from his employment or service with the Company or any of the Subsidiaries under a retirement plan or policy of the Company and its Subsidiaries or at his or her normal retirement date or earlier with the approval or consent of the Company or such Subsidiary, or as a result of the Disability as defined in Section 22(e)(3) of the Code, such Option shall continue to be exercisable in whole or in part, to the extent not therefore exercised, by the Optionee to whom granted in the manner set forth in this 1998 Plan, at any time within the remaining term of such Option.

         Section 6.6. The Administrator may also provide that an employee must be continuously employed by the Company for such period of time as the Administrator, in its discretion, deems advisable before the right to exercise any portion of an Option granted to such employee will accrue, and may also set such other targets, restrictions or other terms relating to the employment of the Optionee which targets, restrictions, or terms must be fulfilled or complied with, as the case may be, prior to the exercise of any portion of an Option granted to any employee.

         Section   6.7.   Except  in  the  event  of   termination   for  cause,
Non-Qualified Options shall be exercisable during such term as determined at the time of grant by the Administrator.

         Section 6.8. Options granted under this 1998 Plan shall not be affected by any change of duties or position, so long as the Optionee continues in the service of the Company.

         Section 6.9. Nothing contained in this 1998 Plan, or in any Option granted pursuant to this 1998 Plan, shall confer upon any Optionee any right with respect to continuance of employment or service by the Company nor interfere in any way with the right of the Company to terminate the Optionee's employment or service or change the Optionee's compensation at any time.

                                   ARTICLE VII
                               PURCHASE OF SHARES

         Section 7.1. Except as provided in this Article VII, an Option shall be exercised by tender to the Company of the full exercise price of the shares of Common Stock with respect to which the Option is exercised and written notice of the exercise. The right to purchase shares of Common Stock shall be cumulative so that, once the right to purchase any shares of Common Stock has accrued, such shares or any part thereof may be purchased at any time thereafter until the expiration or termination of the Option. A partial exercise of an Option shall not affect the right of the Optionee to exercise the Option from time to time, in accordance with this 1998 Plan, as to the remaining number of shares of Common Stock subject to the Option. The purchase price of the shares shall be in United States dollars, payable in cash or by certified bank check.
Notwithstanding the foregoing, in lieu of cash, an Optionee may, with the approval of the Administrator, exercise his or her Option by tendering to the Company shares of Common Stock of the Company owned by him or her and having an aggregate fair market value at least equal to the full exercise price. The fair market value of any shares of Common Stock so surrendered shall be determined by the Administrator in accordance with Section 5.1(b) hereof.

         Section 7.2. Except as provided in Article VI above, an Option may not be exercised unless the holder thereof is an officer, director, employee, or consultant of the Company at the time of exercise.

         Section 7.3. No Optionee, or Optionee's executor, administrator, legatee, or distributee or other permitted transferee, shall be deemed to be a holder of any shares of Common Stock subject to an Option for any purpose whatsoever unless and until a stock certificate or certificates for such shares are issued to such person under the terms of this 1998 Plan. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in
Article VIII hereof.

         Section 7.4. If: (i) the listing, registration or qualification of the Options issued hereunder, or of any securities issuable upon exercise of such Options (the "Subject Securities") upon any securities exchange or quotation system or under federal or state law is necessary as a condition of or in connection with the issuance or exercise of the Options, or (ii) the consent or approval of any governmental regulatory body is necessary as a condition of or in connection with the issuance or exercise of the Options, the Company shall not be obligated to deliver the certificates representing the Subject Securities or to accept or to recognize an Option exercise unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained. The Company will take reasonable action to so list, register, or qualify the Options and the Subject Securities, or effect or obtain such consent or approval, so as to allow for their issuance.

         Section 7.5. An Optionee may be required to represent to the Company as a condition of his or her exercise of Options issued under this 1998 Plan that:
(i) the Subject Securities acquired upon exercise of his or her Option are being acquired by him or her for investment purposes only and not with a view to distribution or resale, unless counsel for the Company is then of the view that such a representation is not necessary and is not required under the Securities Act of 1933, as amended (the "Securities Act"), or any other applicable statute, law, regulation or rule; and (ii) that the Optionee shall make no exercise or disposition of an Option or of the Subject Securities in contravention of the Securities Act, the Exchange Act or the rules and regulations thereunder. Optionees may also be required to provide (as a condition precedent to exercise of an Option) such documentation as may be reasonably requested by the Company to assure compliance with applicable law and the terms and conditions of this 1996 Plan and the subject Option.

         Section 7.6. The Administrator may, in its discretion, grant in connection with any Option, at any time prior to the exercise thereof, the right (previously defined as an "SAR" or collectively, the "SARs") to surrender all or part of the Option to the extent that such Option is exercisable and receive in exchange an amount (payable in cash, shares of Common Stock valued at the then fair market value, or a combination thereof as determined by the Administrator) equal to the difference (the "Spread") between the then fair market value of the shares of Common Stock issuable upon the exercise of the Option (or portions thereof surrendered) and the option price payable upon the exercise of the Option (or portions thereof surrendered). Such SARs may be included in an Option only under the following conditions: (a) the SARs will expire no later than the expiration of the underlying Option; (b) the SARs may be for no more than one hundred percent (100%) of the Spread; (c) the SARs are transferable only when the underlying Option is transferable and under the same conditions; (d) the SARs may be exercised only when the underlying Option is eligible to be exercised; and (e) the SARs may be exercised only when the Spread is positive, i.e., when the market price of the stock subject to the Option exceeds the exercise price of the Option.

         Section 7.7. An Option may also be exercised by tender to the Company of a written notice of exercise together with advice of the delivery of an order to a broker to sell part or all of the shares of Common Stock subject to such exercise notice and an irrevocable order to such broker to deliver to the Company (or its transfer agent) sufficient proceeds from the sale of such shares to pay the exercise price and any withholding taxes. All documentation and procedures to be followed in connection with such a "cashless exercise" shall be approved in advance by the Administrator.

                                  ARTICLE VIII
                    CHANGE IN NUMBER OF OUTSTANDING SHARES OF
                    STOCK, ADJUSTMENTS, REORGANIZATIONS, ETC.

         Section 8.1. In the event that the outstanding shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number of shares or kind of shares or other securities of the Company or of another corporation by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, combination of shares, or a dividend payable in capital stock, appropriate adjustment shall be made by the Administrator in the number and kind of shares for the purchase of which Options may be granted under this 1998 Plan, including the maximum number that may be granted to any one person. In addition, the Administrator shall make appropriate adjustments in the number and kind of shares as to which outstanding Options, or portions thereof then unexercised, shall be exercisable, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence to the unexercised portion of the Option and with a corresponding adjustment in the option price per share. Any such adjustment made by the Administrator shall be conclusive.

         Section 8.2. The grant of an Option pursuant to this 1998 Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

         Section 8.3. Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to an association, person, party, corporation, partnership, or control group as that term is construed for purposes of the Exchange Act, this 1998 Plan shall terminate, and all outstanding Options theretofore granted hereunder shall terminate, unless provision be made in writing in connection with such transaction for the continuance of this 1998 Plan and/or for the assumption of Options theretofore granted, or the substitution for such Options of options covering the stock of a successor employer corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this 1998 Plan and options theretofore granted shall continue in the manner and under the terms so provided. If this 1998 Plan and unexercised Options shall terminate pursuant to the foregoing sentence, all persons owning any unexercised portions of Options then outstanding shall have the right, at such time prior to the consummation of the transaction causing such termination as the Company shall designate, to exercise the unexercised portions of their Options, including the portions thereof which would, but for this Section 8.3 not yet be exercisable.

                                   ARTICLE IX
                       DURATION, AMENDMENT AND TERMINATION

         Section 9.1. The Board of Directors may at any time terminate this 1998 Plan or make such amendments hereto as it shall deem advisable and in the best interests of the Company, without action on the part of the stockholders of the Company unless such approval is required pursuant to Section 422 of the Code or the regulations thereunder or other federal or state law; PROVIDED, HOWEVER, that no such termination or amendment shall, without the consent of the individual to whom any Option shall theretofore have been granted, materially adversely affect or impair the rights of such individual under such Option. Pursuant to Section 422(b) of the Code, no Incentive Option may be granted pursuant to this 1998 Plan after ten years from the date this 1998 Plan is adopted or the date this 1998 Plan is approved by the stockholders of the Company, whichever is earlier.

                                    ARTICLE X
                                  RESTRICTIONS

         Section 10.1. Any Options and shares of Common Stock issued pursuant to this 1998 Plan shall be subject to such restrictions on transfer and limitations as shall, in the opinion of the Administrator, be necessary or advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. In addition, the Administrator may in any Stock Option Certificate and Agreement impose such other restrictions upon the disposition or exercise of an Option or upon the sale or other disposition of the shares of Common Stock deliverable upon exercise thereof as the Administrator may, in its sole discretion, determine. By accepting an award pursuant to this 1998 Plan, each Optionee shall thereby agree to any such restrictions.

         Section 10.2. Any certificate issued to evidence shares of Common Stock issued pursuant to an Option shall bear such legends and statements as the Committee, the Board of Directors or counsel to the Company shall deem advisable to assure compliance with the laws, rules and regulations of the United States government or any state or jurisdiction thereof. No shares of Common Stock will be delivered pursuant to exercise of the Options granted under this 1998 Plan until the Company has obtained such consents or approvals from such regulatory bodies of the United States government or any state or jurisdiction thereof as the Committee, the Board of Directors or counsel to the Company deems necessary or advisable.

                                   ARTICLE XI
                              FINANCIAL ASSISTANCE

         Section 11.1. The Company is vested with authority under this 1998 Plan to assist any employee to whom an Option is granted hereunder (including any officer or director of the Company or any of its subsidiaries who is also an employee) in the payment of the purchase price payable on exercise of such Option, by lending the amount of such purchase price to such employee on such terms and at such rates of interest and upon such security (or unsecured) as shall have been authorized by or under authority of the Board of Directors. Any such assistance shall comply with the requirements of Regulation G promulgated by the Board of the Federal Reserve System, as amended from time to time, and any other applicable law, rule or regulation.

                                   ARTICLE XII
                              APPLICATION OF FUNDS

         Section 12.1. The proceeds received by the Company from the issuance and sale of Common Stock upon exercise of Options granted pursuant to this 1998 Plan are to be added to the general funds of the Company and used for its corporate purposes as determined by the Board of Directors.

                                  ARTICLE XIII
                              EFFECTIVENESS OF PLAN

         Section 13.1. This 1998 Plan shall become effective upon adoption by the Board of Directors, and Options may be issued hereunder from and after that date subject to the provisions of Section 3.3 above. This 1998 Plan must be approved by the Company's stockholders in accordance with the applicable provisions (relating to the issuance of stock or options) of the Company's governing documents and state law or, if no such approval is prescribed therein, by the affirmative vote of the holders of a majority of the votes cast at a duly held stockholders meeting at which a quorum representing a majority of all the Company's outstanding voting stock is present and voting (in person or by proxy) or, without regard to any required time period for approval, by any other method permitted by Section 422 of the Code and the regulations thereunder. If such stockholder approval is not obtained within one year of the adoption of this 1998 Plan by the Board of Directors or within such other time period required under Section 422 of the Code and the regulations thereunder, this 1998 Plan shall remain in force, provided however, that all Options issued and issuable hereunder shall automatically be deemed to be Non-Qualified Options.

         IN WITNESS WHEREOF, pursuant to the approval of this 1998 Plan by the Board of Directors, this 1998 Plan is executed and adopted as of the 7th day of August, 1998.


                                ESSEX CORPORATION

ESSEX CORPORATION, 9150 GUILFORD ROAD, COLUMBIA, MARYLAND 21046
                        Management Proxy for the Annual Meeting of Stockholders


         The undersigned hereby appoints Joseph R. Kurry, Jr., Leonard E. Moodispaw, and Terry M. Turpin proxies with full power of substitution in them to vote all shares of common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Essex Corporation to be held on November 9, 1998 at the Company's Corporate office, 9150 Guilford Road, Columbia, Maryland, at 10:00 a.m., and at any adjournment or adjournments of such meeting, with all powers which the undersigned would possess if personally present. Without limiting the generality of the foregoing, said proxies are authorized to vote as follows:


1.     Election of Directors

             FOR all nominees listed below |_|           WITHHOLD AUTHORITY |_|


INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

         HAROLD P. HANSON
         ROBERT W. HICKS
         RAY M. KEELER
         HARRY LETAW, JR.
         FRANK E. MANNING
         LEONARD E. MOODISPAW
         TERRY M. TURPIN

2. Ratification of the Essex Corporation 1998 Stock Option and Appreciation Rights Plan. (Management Favors a Vote For Approval.)

           APPROVE |_|          DISAPPROVE |_|           ABSTAIN |_|


3. Confirm Stegman & Company as independent auditors for the company. (Management Favors a Vote For Approval.)

           APPROVE |_|          DISAPPROVE |_|           ABSTAIN |_|

4.     Act upon such other business as may properly come before the meeting.


EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION MADE THEREON. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL DIRECTOR NOMINEES AND TO APPROVE THE ABOVE STATED PROPOSALS.

Receipt is hereby acknowledged of the Notice of Meeting and Proxy Statement of Essex Corporation dated October 12, 1998.

I will attend |_| I will NOT attend the Meeting |_|




                              ------------------------------------------------
                              Signature of Stockholder                    Date




                              ------------------------------------------------
                              Signature of Stockholder                    Date

               Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE POSTAGE-PREPAID
     ENVELOPE THIS PROXY IS SOLICITED BY THE MANAGEMENT OF ESSEX CORPORATION